SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported):May 2, 2003


                        THE SINGING MACHINE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-24968                                    95-3795478
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     (Commission File Number)               (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Change Since Last Report)



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ITEM 5.  OTHER EVENTS

     On May 2, 2003, The Singing Machine Company, Inc. (the "Company") issued a press release announcing that John Klecha had resigned from his position as the President of the Company. However, Mr. Klecha will continue to serve as a director of the Company. A copy of the press release is attached as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     99.1 Press Release dated May 2, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           THE SINGING MACHINE COMPANY, INC.

Date: May 5, 2003                           By:  /s/ April Green
                                                 -----------------
                                                     April Green
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                         Description
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99.1                                Press Release dated May 2, 2003